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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                        CONSENT OF DELOITTE & TOUCHE LLP


We consent to the incorporation by reference in the Registration Statement of Synopsys, Inc. on Form S-8/S-3 of our report dated October 11, 1996 (relating to the consolidated financial statements of EPIC Design Technology, Inc. not presented separately therein), appearing in and incorporated by reference in the Annual Report of Form 10-K of Synopsys, Inc. for year ended September 30, 1997.

DELOITTE & TOUCHE LLP

San Jose, California
December 11, 1998